Exhibit 10.1

AMENDMENT NO. 1

TO CREDIT AGREEMENT

This AMENDMENT NO. 1 to the CREDIT AGREEMENT, dated as of August 13, 2010, among FMC FINANCE B.V., a company organized and existing under the laws of The Netherlands (“Borrower”), FMC CORPORATION, a Delaware corporation (“Company”), FMC CHEMICALS NETHERLANDS B.V., a company organized and existing under the laws of The Netherlands (“European Parent”), the lenders party hereto (the “Continuing Lenders”) and the Administrative Agent (as defined below), amends certain provisions of the Amended and Restated Credit Agreement, dated as of February 21, 2008 (the “Credit Agreement”), among the Borrower, the Company, the European Parent, each lender from time to time party thereto and CITIBANK INTERNATIONAL PLC, as administrative agent for the lenders (in such capacity, the “Administrative Agent”).

PRELIMINARY STATEMENTS

Capitalized terms defined in the Credit Agreement and not otherwise defined in this Amendment are used herein as therein defined.

Pursuant to Section 12.1 (Amendments, Waivers, Etc.) of the Credit Agreement, the Borrower has requested that the Administrative Agent and the Lenders consent to the amendments to the Credit Agreement set forth herein.

The parties hereto agree to amend the Credit Agreement on the terms and subject to the conditions set forth in this Amendment as follows:

SECTION 1. Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

(a) by deleting Schedule I (Commitments) to the Credit Agreement in its entirety and inserting in lieu thereof the following:

Lender	Revolving Credit Commitments
Citibank International PLC	€22,500,000
Bank of America, N.A.	€22,500,000
The Royal Bank of Scotland plc	€17,500,000
Wells Fargo Bank, N.A.	€17,500,000
Banco Bilbao Vizcaya Argentaria, S.A., Grand Cayman Branch	€17,500,000
Bank of Toyko-Mitsubishi UFJ Trust Company	€17,500,000
DnB NOR Bank ASA	€17,500,000
Sumitomo Mitsui Banking Corporation, New York	€17,500,000
Societe Generale	€15,000,000
Bayerische Landesbank, Cayman Islands Branch	€15,000,000
Fortis Bank S.A./N.V.	€15,000,000
KBC Bank NV	€15,000,000
CoBank, ACB	€10,000,000

Total	€220,000,000

(b) by deleting the definition of “Applicable Margin” in its entirety and inserting in lieu thereof the following:

“Applicable Margin” means, at any time, a per annum rate equal to the rate set forth below opposite the then applicable Rating set forth below:

RATING	EUROCURRENCY RATE REVOLVING LOANS
A- or A3 or higher (Level 1)	1.500%
BBB+ or Baa1 (Level 2)	1.750%
BBB or Baa2 (Level 3)	2.125%
BBB- or Baa3 (Level 4)	2.500%
Ratings below Level 4 or no Rating	2.750%

In the event the Facility receives, at any time, (a) Ratings that are one ratings grade apart, for purposes of determining a rating level defined by an “or”, the applicable rating to determine the rates or margins above shall be the higher of such Ratings, or (b) Ratings that are greater than two ratings grades apart, the applicable Rating to determine the rates or margins above shall be the Rating that is one grade higher than the lowest Rating of the Ratings obtained for that period of determination. Changes in the Applicable Margin resulting from a change in the Rating shall become effective on the date of the publication by S&P and/or Moody’s of the new Rating from time to time.

(c) by deleting the definition of “Applicable Unused Commitment Fee Rate” in its entirety and inserting in lieu thereof the following:

“Applicable Unused Commitment Fee Rate” means, at any time, a per annum rate equal to the rate set forth below opposite the then applicable Rating set forth below:

RATING	APPLICABLE UNUSED COMMITMENT FEE
A- or A3 or higher (Level 1)	0.175%
BBB+ or Baa1 (Level 2)	0.225%
BBB or Baa2 (Level 3)	0.300%
BBB- or Baa3 (Level 4)	0.400%
Ratings below Level 4 or no Rating	0.500%

In the event the Facility receives, at any time, (a) Ratings that are one ratings grade apart, for purposes of determining a rating level defined by an “or”, the applicable rating to determine the rates or margins above shall be the higher of such Ratings, or (b) Ratings that are greater than two ratings grades apart, the applicable Rating to determine the rates or margins above shall be the Rating that is one grade higher than the lowest Rating of the Ratings obtained for that period of determination. Changes in the Applicable Unused Commitment Fee Rate resulting from a change in the Rating shall become effective on the date of the publication by S&P and/or Moody’s of the new Rating from time to time.

(d) by deleting the definition of “Scheduled Termination Date” in its entirety and inserting in lieu thereof the following:

“Scheduled Termination Date” means August 28, 2012.

SECTION 2. Conditions to Effectiveness. This Amendment shall become effective on the date when each of the following conditions precedent have first been satisfied (the “Amendment Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Amendment executed by the Borrower, the Company, European Parent, and the Continuing Lenders or, as to any of such Lenders, evidence satisfactory to the Administrative Agent that such Lender has executed this Amendment;

(b) all fees and expenses payable in connection with this Amendment or otherwise required to be paid pursuant to the Credit Agreement shall have been paid in full;

(c) each the representations and warranties set forth in Section 5 hereof shall be true and correct as of such date; and

(d) the Administrative Agent shall have received legal opinions of (i) U.S. counsel to the Loan Parties and (ii) The Netherlands counsel to the Loan Parties, each dated as of Amendment Effective Date and addressed to the Administrative Agent and Continuing Lenders, in form and substance reasonably acceptable to the Administrative Agent.

Furthermore this Amendment is subject to the provisions of Section 12.1 of the Credit Agreement.

SECTION 3. Construction with the Loan Documents.

(a) On and after this Amendment becoming effective in accordance with Section 2, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

(b) Except as expressly amended hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed by the Loan Parties, including the respective guarantees granted pursuant to the respective Loan Documents.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Arrangers or the Administrative Agent under any of the Loan Documents, nor constitute a waiver or amendment of any provision of any of the Loan Documents or for any purpose except as expressly set forth herein. Notwithstanding anything to the contrary in the Credit Agreement or other Loan Documents, each of the Continuing Lenders acknowledges and agrees that (i) commencing on the Amendment Effective Date, the respective Commitment of such Lender shall be as set forth on the new Schedule I (Commitments) referenced in Section 1(a) of this Amendment and (ii) the respective Commitments of each Lender under the Credit Agreement prior to giving effect to this Amendment that is not a party to this Amendment (each a “Terminating Lender”) shall be terminated on the

Amendment Effective Date. Each Continuing Lender hereby waives its rights under Section 2.3 (Reduction and Termination of the Commitments) with respect to the termination of the Commitments of each Terminating Lender on the Amendment Effective Date.

(d) Effective as of the Amendment Effective Date:

(i) Each party to this Amendment who is listed on the signature pages hereof as a New Lender (each a “New Lender”) shall be a party to the Credit Agreement as a Lender, shall be deemed to have the Commitments in the amount set forth opposite such Lender’s name in the new Schedule I (Commitments) referenced in Section 1(a) hereto and shall have the rights and obligations under the Credit Agreement of a Lender thereunder and hereunder;

(ii) Each Lender, other than any New Lender, shall be deemed to have Commitments in the amount set forth opposite such Lender’s name in the new Schedule I (Commitments) referenced in Section 1(a) hereto, in each case, as set forth therein; and

(iii) Notwithstanding whether each signatory to this Amendment signs as a New Lender or as a Lender, each shall be deemed to be a Lender under the Credit Agreement.

(e) This Amendment is a Loan Document.

SECTION 4. Governing Law. This Amendment is governed by, and shall be construed in accordance with, the law of the State of New York.

SECTION 5. Representations And Warranties.

(a)(i) Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Amendment, (ii) this Amendment has been duly executed and delivered by each Loan Party and (iii) this Amendment is the legal, valid and binding obligation of each Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

(b) Each of the representations and warranties made by any Loan Party in the Credit Agreement, as amended hereby, and the other Loan Documents to which it respectively is a party or by which it is bound, is true and correct in all material respects on and as of the date hereof (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date).

(c) No Default or Event of Default has occurred and is continuing.

SECTION 6. Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 7. Waiver of Jury Trial. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT AND ANY OTHER LOAN DOCUMENT.

SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

FMC FINANCE B.V.,
as Borrower

By:	/s/ Thomas C. Deas, Jr.
Thomas C. Deas, Jr.
Director

FMC CORPORATION, as Company

By:	/s/ Thomas C. Deas, Jr.
Thomas C. Deas, Jr.
Vice President & Treasurer

FMC CHEMICALS NETHERLANDS B.V., as European Parent

By:	/s/ Thomas C. Deas, Jr.
Thomas C. Deas, Jr.
Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

CITIBANK INTERNATIONAL PLC,
as Administrative Agent

By:	/s/ Alasdair Watson
Name:	Alasdair Watson
Title:	Assistant Vice President

CITIBANK INTERNATIONAL PLC, as Lender

By:	/s/ Nicolas Kogevinas
Name:	Nicolas Kogevinas
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

THE ROYAL BANK OF SCOTLAND, PLC,
as Lender

By:	/s/ Paul Chisholm
Name:	Paul Chisholm
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

BANCO BILBOA VIZCAYA AGENTARIA S.A.,
as Lender

By:	/s/ Krister Holm
Name:	Krister Holm
Title:	Executive Director

By:	/s/ Michael D’Anna
Name:	Michael D’Anna
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

COBANK, ACB
as New Lender

By:	/s/ Alan V. Schuler
Name:	Alan V. Schuler
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

WELLS FARGO BANK, N.A. (AS SUCCESSOR IN INTEREST TO WACHOVIA BANK, NATIONAL ASSOCIATION),
as Lender

By:	/s/ Beth Rue
Name:	Beth Rue
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

BANK OF AMERICA, N.A.,
as Lender

By:	/s/ Edwin B. Cox, Jr.
Name:	Edwin B. Cox, Jr.
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

BANK OF TOKYO-MITSUBISHI TRUST COMPANY
as Lender

By:	/s/ Maria Ferradas
Name:	Maria Ferradas
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

BAYERISCHE LANDESBANK, CAYMAN ISLANDS BRANCH
as Lender

By:	/s/ Alex Kohnert
Name:	Alex Kohnert
Title:	Senior Vice President

By:	/s/ Suyash Upreti
Name:	Suyash Upreti
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

DNB NOR BANK ASA
as Lender

By:	/s/ Philip F. Kurpiewski
Name:	Philip F. Kurpiewski
Title:	Senior Vice President

By:	/s/ Kristin Riise
Name:	Kristin Riise
Title:	First Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

FORTIS BANK S.A. / N.V.
as Lender

By:	/s/ Hans De Langhe
Name:	Hans De Langhe
Title:	Manager Contracting and Servicing Corporate and Public Banking

By:	/s/ Natalie Gilbert
Name:	Natalie Gilbert
Title:	Manager Contracting and Servicing Corporate and Public Banking

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

KBC BANK NV as Lender

By:	/s/ Kurt Pagon
Name:	Kurt Pagon
Title:	Assistant Vice President

By:	/s/ Thomas R. Lalli
Name:	Thomas R. Lalli
Title:	Managing Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

SOCIETE GENERALE as Lender

By:	/s/ Millisa A. Goeden
Name:	Millisa A. Goeden
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORPORATION as Lender

By:	/s/ William Ginn
Name:	William Ginn
Title:	Executive Director

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO CREDIT AGREEMENT]